UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

VERSES AI INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56692	88-2921736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, 8th Floor

Los Angeles, CA 90067

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (310) 988-1944

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INCORPORATION BY REFERENCE

This Current Report on Form 8-K of VERSES AI Inc. (the “Company”) (other than Exhibits 99.1 and 99.2) is hereby incorporated by reference into the Registration Statement on Form F-10 (File No. 333-282301) of the Company, as amended or supplemented (the “Registration Statement”).

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2025, the Company entered into an agency agreement (the “Agency Agreement”) with Clear Street LLC, A.G.P. Canada Investments ULC and A.G.P./Alliance Global Partners (collectively, the “Agents”), in connection with the Company’s public offering (the “Offering”) of 2,750,000 units (the “Units”) of the Company at a price of US$2.88 (C$4.00) per Unit for gross proceeds of US$7,929,000 (C$11,000,000), before deducting discounts, commissions and expenses incurred in connection with the Offering. Each Unit is comprised of one (1) class A subordinate voting share (each, a “Share”) of the Company and one half of one (1/2) transferable Share purchase warrant (each whole share purchase warrant, a “Warrant”). Each whole Warrant shall entitle the holder thereof to acquire one (1) Share (each, a “Warrant Share”) at an exercise price of US$3.6045 (C$5.00) per Warrant Share for a period of 36 months following the closing date of the Offering. In connection with the Offering, the Company has agreed to issue to the Agents compensation warrants (each, a “Compensation Warrants”) equal to 3.5% of the aggregate number of Units sold in the Offering. The number of Compensation Warrants will be reduced to 2% for any portion of the Offering attributable to purchasers on the President’s List. Each Compensation Warrant shall entitle the holder thereof to acquire one (1) Share (each, a “Compensation Warrant Share”) at an exercise price of US$3.6045 (C$5.00) per Compensation Warrant Share for a period of three (3) years following the closing date of the Offering.

The offer and sale of the Units is being made pursuant to the Company’s Registration Statement.

The Company expects to close the sale of the Units on April 25, 2025, subject to customary closing conditions. In connection with the Offering, the Company expects to enter into a warrant indenture with Endeavor Trust Corporation, relating to the Warrants.

The Agency Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Agents, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing summary of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement attached hereto as Exhibit 1.1 and which is incorporated herein by reference.

Item 8.01 Other Events.

On April 23, 2025, the Company issued a press release announcing a proposed public offering of securities. A copy of the press release is filed hereto as Exhibit 99.1.

On April 24, 2025, the Company issued a press release announcing the pricing of the Units being offered in the Offering. A copy of the press release is filed hereto as Exhibit 99.2.

This Current Report on Form 8-K includes the consent of: (i) DuMoulin Black LLP, a copy of which is filed hereto as Exhibit 99.3; (ii) Thorsteinssons LLP, a copy of which is filed hereto as Exhibit 99.4; and (iii) TingleMerrett LLP, a copy of which is filed hereto as Exhibit 99.5, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Agency Agreement dated April 23, 2025 among the Company, Clear Street LLC and A.G.P. Canada Investments ULC
99.1	Press Release dated April 23, 2025
99.2	Press Release dated April 24, 2025
99.3	Consent of DuMoulin Black LLP, dated April 24, 2025
99.4	Consent of Thorsteinssons LLP, dated April 24, 2025
99.5	Consent of TingleMerrett LLP, dated April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSES AI INC.

Dated: April 25, 2025	By:	/s/ James Christodoulou
	Name:	James Christodoulou
	Title:	Chief Financial Officer

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